Exhibit 99.2

Second Quarter 2019 Earnings Report

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include statements regarding the Company’s corporate reorganization, the expected benefits of such reorganization and the related impact on existing stakeholders, estimates regarding future market capitalization and the anticipated financial impact of the corporate reorganization. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents. Our exposure to risks of loss resulting from adverse weather conditions and man-made or natural disasters; and or organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

Second Quarter Highlights 3 .. Net income was $72.7 million; diluted earnings per share (EPS) were $0.92 – Driven by strong Production segment performance and disciplined hedging of mortgage servicing rights (MSRs) – Repurchased approximately 50,000 shares of PFSI’s common stock at a weighted average price of $20.77 per share – Book value per share increased to $22.72 from $21.72 at March 31, 2019 .. Production segment pretax income was $98.2 million, up 109% from 1Q19 and 417% from 2Q18 – Total acquisition and origination volume was $24.1 billion in unpaid principal balance (UPB), up 45% from 1Q19 and 51% from 2Q18 – PFSI’s correspondent locks(1) were $12.7 billion in UPB, up 64% from 1Q19 and 24% from 2Q18 – Direct lending locks were $4.1 billion in UPB, up 53% from 1Q19 and 129% from 2Q18 – Correspondent acquisitions of conventional loans fulfilled for PennyMac Mortgage Investment Trust (NYSE: PMT) were $10.7 billion in UPB, up 32% from 1Q19 and 99% from 2Q18 (1) Consists of correspondent government and non-delegated interest rate lock commitments (“IRLCs”)

4 .. Servicing segment pretax loss was $2.7 million, down from pretax income of $11.2 million in 1Q19 and $54.6 million in 2Q18 – Valuation-related items included a $259.2 million loss in the fair value of MSRs, partially offset by $209.4 million in hedging and other gains; net impact on pretax income was $(49.8) million and on EPS was $(0.46) – Pretax income excluding valuation-related items was $47.1 million, up 33% from 1Q19 and 32% from 2Q18 o Record quarterly operating profitability driven by a growing servicing portfolio coupled with the ongoing realization of greater scale and cost efficiencies – Servicing portfolio grew to $334.5 billion in UPB, up 3% from March 31, 2019 and 27% from June 30, 2018 .. Investment Management segment pretax income was $4.0 million, up from $2.1 million in 1Q19 and $1.1 million in 2Q18 – Revenue of $10.4 million in 2Q19, an increase of 18% from 1Q19 and 50% from 2Q18 – Net assets under management (AUM) were $1.9 billion, up 13% from March 31, 2019 and 26% from June 30, 2018, driven by $214 million in new common equity raised by PMT during the quarter in light of its significant investment opportunities Second Quarter Highlights (continued)

5 Average 30-year fixed rate mortgage(1) . The Federal Reserve recently cut the Fed Funds rate by 25 basis points, with additional cuts expected by year end – The U.S. economic outlook has weakened, weighed down by global growth concerns and uncertainty around trade tensions .. The average 30-year fixed rate mortgage ended the second quarter at 3.73%, 0.33% lower than at March 31st – Decline has resulted in higher refinance activity and increases to 2019 origination forecasts – Approximately 50% of mortgages in Agency mortgage- backed securities (MBS) now eligible for refinance (75% of 2017 - 2019 vintages)(3) .. Purchase originations are expected to grow supported by moderating home price appreciation and low mortgage rates .. Mortgage delinquency rates remain near all-time lows, but increased slightly from the prior quarter end – The total U.S. loan delinquency rate ended the quarter at 3.73%, up slightly from 3.65% at March 31, 2019(4) .. Spreads on seasoned government-sponsored enterprise (GSE) credit risk transfer (CRT) securities widened slightly relative to 1Q19 due to faster prepayment expectations, while newer issue CRT spreads tightened slightly Current Market Environment 4.06% 3.73% (1) Freddie Mac Primary Mortgage Market Survey. 3.75% as of 7/25/19 (2) Actual Home Sales: National Association of Realtors (existing) and the Census Bureau (new). Home sales Forecast: Average of Mortgage Bankers Association and Fannie Mae. Actual purchase and total originations: Inside Mortgage Finance. Purchase and total originations forecast: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. Actual home price appreciation: FHFA Home Price Index. Forecasted home price appreciation: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. (3) Citi Research (4) Black Knight Financial Services. Includes loans that are 30 days or more past due but not in foreclosure Macroeconomic Forecasts(2) 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 2016 2017 2018 2019E 2020E 2021E New home sales ('000s) 561 616 620 664 662 682 Existing home sales ('000s) 5,440 5,547 5,339 5,373 5,460 5,559 Total originations ($ in billions) $2,065 $1,810 $1,630 $1,730 $1,684 $1,740 Purchase originations ($ in billions) $1,037 $1,144 $1,141 $1,210 $1,247 $1,308 U.S. Home Price Appreciation (Y/Y % Change) 5.8% 6.9% 6.3% 4.3% 3.0% 2.6% Green: denotes improvement since previous earnings report Red: denotes drop since previous earnings report

6 6 $7.27 $8.04 $9.92 $12.32 $15.49 $19.95 $21.34 $22.72 6/30/2013 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 6/30/2019 PFSI’s Earnings Have Driven Strong Book Value Growth Track record of strong profitability and book value growth since 2008(1) Book Value Per Share of PFSI 21% CAGR (1) Private National Mortgage Acceptance Company, LLC (PNMAC) commenced operations in 2008 and is a wholly-owned subsidiary of PFSI, which completed its initial public offering in May 2013.

7 PFSI Business Model Drives Outperformance and Growth Opportunity .. Our balanced mortgage banking model combined with disciplined execution are key to results – Foundation of governance and risk management to ensure resilience across economic cycles – Production designed to be efficient across all channels with centralized mortgage fulfillment – Organic replenishment of the servicing portfolio drives consistent growth and increasing scale benefits – Investment management business and partnership with PMT create unique opportunities – Strong capital foundation supports continued investment growth, including organic MSRs and bulk MSR acquisitions .. Substantial investments in technology and operational capabilities have made us more agile in response to market changes, such as the current production market opportunity – Innovative, data-driven fulfillment processes that drive higher accuracy and capacity at lower cost – Internally developed pricing systems designed to improve risk-based returns – Proprietary servicing technology solutions and workflow enhancements to drive continued cost efficiencies .. We will continue to pursue organic growth initiatives that will allow us to sustain our leadership position and drive future market share growth – PennyMac Financial possesses the operational expertise, access to capital and ability to leverage technology in order to achieve greater scale benefits and adapt to market changes – Continued distinction in service levels across all channels of mortgage production through operational excellence and technology-driven competitive advantages which are expected to drive market share gains – Opportunities to supplement organic growth through acquisition of bulk MSRs remains a strategic focus

Trends in PennyMac Financial's Businesses

Correspondent Production[(1)]

Market Share



10.95%
10.76%
13.82%
12.08%
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19E

Loan Servicing[(1)]

Market Share



2.19%
2.45%
2.95%
3.04%
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19E

Consumer Direct Production[(1)]

Market Share



0.50%
0.36%
0.69%
0.62%
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19E

Broker Direct Production[(1)]

Market Share



0.12%
0.39%
0.64%
2Q18 3Q18 4Q18 1Q19 2Q19E

PennyMac Financial Services, Inc.

[(1)] Source: Inside Mortgage Finance and company estimates. Inside Mortgage Finance estimates total 2Q19 origination market of $565 billion. Correspondent production share estimate is based on PFSI and PMT acquisition volume of $21.7 billion divided by $180 billion for the correspondent market (estimated to be 32% of total origination market). Consumer direct production share is based on PFSI originations of $2.0 billion divided by $316 billion for the retail market (estimated to be 56% of total origination market). Broker direct production share is based on PFSI originations of $442 million divided by $69 billion for the broker market (estimated to be 12% of total origination market). Loan servicing market share is based on PFSI's servicing UPB of $334.5 billion divided by an estimated $11.0 trillion in mortgage debt outstanding as of March 31, 2019.

8

Production Segment Highlights – Correspondent Channel

- Correspondent acquisitions by PMT in 2Q19 totaled $21.7 billion in UPB, up 44% Q/Q and 45% Y/Y
  - 49% government loans; 51% conventional loans
  - Government acquisitions of $10.6 billion in UPB, up 57% Q/Q and 11% Y/Y
  - Conventional conforming acquisitions of $10.7 billion in UPB, up 32% Q/Q and 99% Y/Y
  - Non-delegated acquisitions increased 132% Q/Q to $402 million in UPB
- PFSI's correspondent lock volume totaled $12.7 billion in UPB, up 64% Q/Q and 24% Y/Y[1]
  - Delegated government locks totaled $12.0 billion in UPB, up 63% Q/Q and 19% Y/Y
  - Non-delegated locks totaled $636 million in UPB, up 77% Q/Q
- Technology-driven centralized fulfillment platform demonstrates scalability with consistently high quality
  - Maintained fast turn times and high service levels to our correspondents, while processing record production volumes
- July correspondent acquisitions totaled $10.3 billion in UPB; locks totaled $10.8 billion in UPB

Correspondent Volume and Mix

(UPB in billions)



$16.2
$16.7
$25.3
$0.2
$0.4
$5.4
$8.1
$10.7
$9.5
$6.8
$10.6
2Q18
1Q19
2Q19
Government loans(2)
Conventional loans for PMT(3)
Non-delegated loans
Total locks(4)

Key Financial Metrics	1Q19	2Q19
Revenue per fallout-adjusted PFSI correspondent lock[5]	30	30
Weighted average fulfillment fee (bps)[6]	34	28

Selected Operational Metrics	1Q19	2Q19
Correspondent seller relationships	743	752
Purchase-money loans, as a % of total acquisitions	85%	79%

(1) Includes correspondent government and non-delegated IRLCs
(2) For government-insured, guaranteed and non-delegated loans, PFSI earns income from holding and selling or securitizing the loans
(3) For conventional and jumbo loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans
(4) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee upon loan funding
(5) Includes net gains on loans held for sale, loan origination fees and net interest income for government-insured and non-delegated correspondent loans; lock volume adjusted for expected fallout for government-insured correspondent locks (5%) and non-delegated correspondent locks (26%)
(6) Based on funded loans subject to fulfillment fee. The rate may reflect discretionary adjustments to facilitate the successful completion of certain loan transactions

PennyMac® Financial Services, Inc.
9

Production Segment Highlights – Consumer Direct Channel

- Consumer direct production volume in 2Q19 totaled $2.0 billion in UPB, up 45% Q/Q and 116% Y/Y
- Higher volumes and profitability driven by a doubling of rate and term refinance volume from the prior quarter
- Investments in our centralized mortgage fulfillment end-to-end process yielding benefits in expanded operational capacity and greater efficiency
  - Loan count funded increased 38% Q/Q, enabled by the scalability of our centralized mortgage fulfillment platform
  - Pull-through of 67% in 2Q19 up from 65% in the prior quarter
- July 2019 consumer direct originations totaled $890 million in UPB; locks totaled $1.4 billion in UPB
  - $1.7 billion committed pipeline at July 31, 2019[1]

Consumer Direct Production Volume

(UPB in billions)



$0.9
$0.8
$1.4
$1.0
$2.0
$1.5
2Q18
1Q19
2Q19
Portfolio-sourced fundings
Non-portfolio fundings
Committed pipeline(1)

Consumer Direct Margin	1Q19	2Q19
Revenue per fallout-adjusted consumer direct lock (bps)[2]	387	433

[1] Commitments to originate mortgage loans at specified terms at period end

[2] Includes net gains on loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 33% in 2Q19 for consumer direct locks

PennyMac Financial Services, Inc.

10

$32 $121 $289 $30 $75 $153 $62 $196 $442 $38 $129 $249 2Q18 1Q19 2Q19 Conventional loans Government loans Committed pipeline 11 Production Segment Highlights – Broker Direct Channel Broker Direct Production Volume (UPB in millions) (1) (1) Commitments to originate mortgage loans at specified terms at period end (2) Includes net gains on loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 26% in 2Q19 for broker direct locks .. Broker direct production volume in 2Q19 totaled $442 million in UPB, up 126% Q/Q and up from $62 million in 2Q18 – Lower mortgage rates and growth of approved brokers helped to drive 108% Q/Q growth in purchase volume .. Lock volume of $710 million in 2Q19, up 121% Q/Q and up from $101 million in 2Q18 .. Approved brokers totaled 784 at June 30, 2019, up from 682 at March 31, 2019 .. Completed additional enhancements to our POWER broker portal to improve the loan closing experience .. July broker direct originations totaled $215 million in UPB; locks totaled $300 million in UPB – $286 million committed pipeline at July 31, 2019(1) 1Q19 2Q19 Revenue per fallout-adjusted broker direct lock (bps)(2) 77 98 Approved brokers 682 784 Broker Direct Metrics

Servicing Segment Highlights

- Servicing portfolio totaled $334.5 billion in UPB at June 30, 2019, up 3% Q/Q and 27% Y/Y
  - Organic growth from strong production activity
- Delinquency rates remain very low
  - 60+ day delinquency rate unchanged from March 31, 2019, and lower than June 30, 2018 levels
- Increase in 2Q19 early buyout (EBO) transaction volume reflects expanded opportunities for buyouts driven by lower interest rates
- Growth in completed loan modification activity reflects increased buyout volume year-to-date

Selected Operational Metrics

	1Q19	2Q19
Loans serviced (in thousands)	1,607	1,652
60+ day delinquency rate - owned portfolio(1)	3.0%	3.0%
60+ day delinquency rate - sub-serviced portfolio(2)	0.4%	0.4%
Actual CPR - owned portfolio(1)	10.1%	15.8%
Actual CPR - sub-serviced(2)	7.6%	13.1%
UPB of completed modifications ($ in millions)	$483	$584
EBO transactions ($ in millions)(3)	$765	$868

Loan Servicing Portfolio Composition

(UPB in billions)



$263.5
$324.7
$334.5
6/30/18
3/31/19
6/30/19
Prime owned
Prime subserviced and other

Net Portfolio Growth

(UPB in billions)



$324.7
($14.3)
$24.1
$334.5
At 3/31/19
Runoff(4)
Additions from loan production(5)
At 6/30/19

PennyMac Financial Services, Inc.

(1) Owned portfolio in predominantly government-insured and guaranteed loans under the FHA (52%), VA (35%), and USDA (8%) programs
(2) Represents PMT's MSRs. Excludes distressed loan investments
(3) Early buyouts of delinquent loans from Ginnie Mae pools during the period
(4) Also includes loans servicing released in connection with recent asset sales by PMT
(5) Includes consumer direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

12

$1.55 $1.73 $1.94 6/30/2018 3/31/2019 6/30/2019 Investment Management Revenues (1) 13 (1) As of June 30, 2019 Investment Management Segment Highlights Investment Management AUM ($ in billions) .. Net assets under management as of June 30, 2019 were $1.9 billion, up 13% from March 31, 2019 .. As a result of increased investment opportunities and strong results, PMT successfully raised additional capital in 2Q19 – PMT raised approximately $170 million in net proceeds from an issuance of 8.1 million of its common shares in an underwritten equity offering – Also raised $44 million in net proceeds from the issuance of 2.1 million shares through PMT’s “At The Market” (ATM) common equity program .. Investment Management revenues increased 18% Q/Q, driven by growth in both base management and performance-based incentives fees ($ in millions) $6.9 $7.7 $8.4 $1.1 $2.0 $6.9 $8.8 $10.4 2Q18 1Q19 2Q19 Base management fees & other Performance incentive

Hedging Approach Continues to Moderate the Volatility of PFSI's Results



MSR Valuation Changes and Offsets
($ in millions)
MSR fair value change before recognition of realization of cash flows
Change in fair value of hedges and ESS liability
Production pretax income
$42.3
($25.3)
$19.0
($164.9)
$138.6
$47.0
($259.2)
$206.8
$98.2
2Q18
1Q19
2Q19

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income
- In 2Q19, MSR fair value decreased primarily due to the decrease in interest rates, resulting in expectations for higher prepayment activity in the future
  - Market-driven decline represented approximately 9% of the fair value at March 31, 2019
- Gains from hedging activities and rate-driven fair value decrease of the ESS liability largely offset MSR fair value losses
  - Ongoing hedge costs reduced these gains, which totaled $206.8 million

Note: Figures may not sum exactly due to rounding

PennyMac Financial Services, Inc.
14

Servicing Profitability Excluding Valuation-Related Changes

	2Q18			1Q19			2Q19		
	$ in millions		basis points[1]	$ in millions		basis points[1]	$ in millions		basis points[1]
Operating revenue	$	180.8	27.9	$	225.0	29.2	$	253.7	30.8
Realization of MSR cash flows		(65.2)	(10.1)		(92.5)	(12.0)		(106.8)	(13.0)
EBO-related revenue[2]		45.1	7.0		35.1	4.6		38.2	4.6
Servicing expenses:									
Operating expenses		(74.4)	(11.5)		(80.1)	(10.4)		(84.0)	(10.2)
Credit losses and provisions for defaulted loans		(15.0)	(2.3)		(15.1)	(2.0)		(16.0)	(1.9)
EBO transaction-related expense		(11.4)	(1.8)		(10.7)	(1.4)		(10.6)	(1.3)
Financing expenses:									
Interest on ESS		(3.9)	(0.6)		(3.1)	(0.4)		(2.8)	(0.3)
Interest to third parties		(20.3)	(3.1)		(23.3)	(3.0)		(24.6)	(3.0)
Pretax income excluding valuation-related changes	**$**	**35.8**	**5.5**	**$**	**35.3**	**4.6**	**$**	**47.1**	**5.7**
Valuation-related changes[3]									
MSR fair value[4]		42.3			(164.9)			(259.2)	
ESS liability fair value		(1.0)			4.1			3.6	
Hedging derivatives gains (losses)		(24.3)			134.6			203.2	
Reversal of liability for credit losses on active loans[5]		1.8			2.2			2.6	
Servicing segment pretax income	**$**	**54.6**		**$**	**11.2**		**$**	**(2.7)**	
Average servicing portfolio UPB	**$**	**259,413**		**$**	**308,212**		**$**	**329,356**	

- Solid operating results driven by portfolio growth and expense management
  - Scale efficiencies continue to be realized; operating expenses as a percentage of the overall servicing portfolio continue to decline
  - Higher interest income from custodial balances
- EBO-related income benefited from lower rates in 2Q19
  - Elevated buyout volumes expected to benefit future period income

(1) Of average portfolio UPB, annualized
(2) Comprised of net gains on mortgage loans held for sale at fair value and net interest income related to EBO loans
(3) Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of MSR cash flows above
(4) Includes fair value changes and provision for impairment
(5) Considered in the assessment of MSR fair value changes

PennyMac Financial Services, Inc.
15

Appendix

. Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems .. Operating platform has been developed organically and is highly scalable .. Commitment to strong corporate governance, compliance and risk management since inception .. PFSI is well positioned for continued growth in this market and regulatory environment Loan Production Loan Servicing Investment Management .. Servicing for owned MSRs and subservicing for PMT .. Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae .. Industry-leading capabilities in special servicing .. Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity .. External manager of PMT, which is focused on investing in mortgage-related assets: – GSE credit risk transfers – MSRs and ESS – Investments in prime non- Agency MBS and asset-backed securities – HELOC and prime non-QM securitization interests(1) – Distressed whole loans .. Synergistic partnership with PMT .. Correspondent aggregation of newly originated loans from third-party sellers – PFSI earns gains on delegated government-insured and non- delegated loans – Fulfillment fees for PMT’s delegated conventional loans .. Consumer direct origination of conventional and government- insured loans .. Broker direct origination launched in 2018 17 Overview of PennyMac Financial’s Businesses (1) Home Equity Line of Credit = HELOC; Non-QM = Non-qualified mortgage

Other Assets & Receivables $586 Loans eligible for repurchase $1,007 Servicing Advances $272 Cash & Short-term Investments $307 Mortgage Servicing Rights $2,720 Loans Held for Sale $3,506 Stockholders' Equity $1,779 Other Liabilities & Payables $854 Liability for loans eligible for repurchase $1,007 ESS Financing $194 MSR VFN Repo $155 MSR Term Notes $1,293 Warehouse Financing $3,115 $8,398 $8,398 Assets Liabilities & Equity PennyMac Financial Is a Strong Independent Mortgage Company 18 .. Comprehensive mortgage platform and balanced model with leading production and servicing businesses .. Strong balance sheet with low leverage versus competitors – Debt to equity of 2.7x .. Diversified liquidity sources and term debt that finances the largest long-term asset (MSRs) – Unique and cost effective funding structures with strong bank partnerships to support growth .. Well-developed and sophisticated risk management structure combines extensive market expertise with technology to identify and monitor risks across the enterprise .. Simplified corporate structure in 2018; all equity ownership converted to a single class of common stock Considerable oversight from State regulators, the CFPB, GSEs, ratings agencies and bank counterparties As of June 30, 2019 ($ in millions)

PFSI Has Developed in a Sustainable Manner for Long-Term Growth

- Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control

2019
- Record first half production of $41 billion in UPB

2018
- PFSI completes corporate reorganization

2017
- Issued MSR-backed term notes

2016
- Substantial growth in consumer direct capacity

2015
- Stockholders' equity surpasses $1 billion

2014
- Continued organic growth
- Servicing UPB reaches $100 billion

2013
- PFSI completed initial public offering
- Expanded infrastructure in Fort Worth, TX

2012
- Expanded infrastructure in Tampa, FL
- Became largest non-bank correspondent aggregator

2011
- Expanded infrastructure with flagship operations facility in Moorpark, CA
- Correspondent leadership team expands

2010
- Added servicing leadership for prime portfolio and to drive scalable growth
- Correspondent system launches

2009
- PMT formed in an initial public offering raising $320 million
- Correspondent group established with a focus on operations development and process design

2008
- Operations launched; de novo build of legacy-free mortgage servicer
- Raised $500 million of capital in private opportunity funds

Period End:	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Employees[(1)]:	72	128	230	435	1,008	1,373	1,816	2,523	3,099	3,248	3,460	3,616

[(1)] 2019 figure is as of June 30, 2019

PennyMac® Financial Services, Inc.

19

20 Industry-leading platform built organically – not through acquisitions .. Disciplined, sustainable growth for more than 11 years .. Focused on building and testing processes and systems before large transaction volumes Distinctive expertise and full range of capabilities across mortgage banking and investment management  Loan production, e.g., loan fulfillment systems and operations, correspondent counterparty review and management  Credit, e.g., loan program development, underwriting and quality control  Capital markets, e.g., pooling and securitization, hedging/interest rate risk management  Servicing, e.g., customer service, default management, investor accounting  Corporate functions, e.g., enterprise risk management, internal audit, treasury, finance and accounting, legal, IT infrastructure and development .. Over 3,600 employees .. Highly experienced management team – 132 senior-most executives have, on average, 24 years of relevant industry experience Strong governance and compliance culture .. Led by distinguished board which includes eight independent directors .. Robust management governance structure with 9 committees that oversee key risks and controls .. External oversight by regulators, business partners and other third parties Desired structure in place to compete effectively as a non-bank .. Synergistic partnership with PMT, a leading residential mortgage REIT and long-term investment vehicle .. Provides access to efficient capital and reduces balance sheet constraints on growth PennyMac Financial Is in a Unique Position Among Mortgage Specialists

21 Why Are MSR Sales Occurring? How Do MSRs Come to Market? .. Large servicers may sell MSRs due to operational pressures, higher regulatory capital requirements for banks (treatment under Basel III) and a re-focus on core customers/businesses .. Independent mortgage banks sell MSRs from time to time due to a need for capital .. Intermittent large bulk portfolio sales ($10+ billion in UPB) Require considerable coordination with selling institutions and Agencies .. Mini-bulk sales (typically $500 million to $5 billion in UPB) .. Flow/co-issue MSR transactions (monthly commitments, typically $20-$100 million in UPB) Alternative delivery method typically from larger independent originators Which MSR Transactions Are Attractive? .. GSE and Ginnie Mae servicing in which PFSI has distinctive expertise .. MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) .. Measurable representation and warranty liability for PFSI PFSI is uniquely positioned to be a successful acquirer of MSRs • Proven track record of complex MSR and distressed loan transfers • Operational platform that addresses the demands of the Agencies, regulators and financing partners • Physical capacity in place to sustain servicing portfolio growth plans • Potential co-investment opportunity for PMT in the ESS Opportunity in MSR Acquisitions

22 Excess Servicing Spread (e.g., 12.5bp) MSR Asset (e.g., 25bp servicing fee) Acquired by PFSI from Third-Party Seller(1) .. PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to certain Ginnie Mae MSRs .. PMT acquires the right to receive the ESS cash flows over the life of the underlying loans .. PFSI owns the MSRs and services the loans (1) The contractual servicer and MSR owner is PLS, an indirect wholly-owned subsidiary of PFSI (2) Subject and subordinate to Agency rights (under the related servicer or issuer guide) and, as applicable, to PFSI’s pledge of MSRs under a note payable; does not change the contractual servicing fee paid by the Agency to the servicer Excess Servicing Spread(2) .. Interest income from a portion of the contractual servicing fee – Realized yield dependent on prepayment speeds and recapture Base MSR .. Income from a portion of the contractual servicing fee .. Also entitled to ancillary income .. Bears expenses of performing loan servicing activities .. Required to advance certain payments largely for delinquent loans Base MSR (e.g., 12.5bp) Acquired by PMT from PFSI(1) Example transaction: actual transaction details may vary materially PFSI’s Mortgage Servicing Rights Investments in Partnership with PMT

23 MSR Asset Valuation Note: Figures may not sum exactly due to rounding UPB $199,257 $21,443 $220,700 Weighted average coupon 3.98% 4.19% 4.00% Prepayment speed assumption (CPR) 13.5% 11.1% 13.3% Weighted average servicing fee rate 0.33% 0.34% 0.33% Fair value of MSR $2,446.6 $273.8 $2,720.3 As a multiple of servicing fee 3.69 3.74 3.70 Related excess servicing spread liability - $194.2 $194.2 June 30, 2019 Unaudited ($ in millions) Total Subjectto excess servicing spread liability Not subject to excess servicing spread liability

24 Note: Figures may not sum exactly due to rounding (1) Consists of prime jumbo and non-QM loans Acquisitions and Originations by Product First Lien Acquisitions/Originations Second Lien Originations Unaudited ($ in millions) Correspondent Acquisitions Delegated Conventional Conforming 5,399 $ 7,503 $ 9,052 $ 8,130 $ 10,737 $ Delegated Government 9,546 8,970 8,885 6,752 10,574 Delegated Non-Agency(1) 8 9 5 5 4 Non-Delegated - 75 120 174 402 Total 14,954 $ 16,556 $ 18,061 $ 15,061 $ 21,718 $ Consumer Direct Originations Conventional 634 $ 832 $ 740 $ 609 $ 838 $ Government 278 459 447 748 1,127 Jumbo - - - - - Total 911 $ 1,291 $ 1,187 $ 1,357 $ 1,965 $ Broker Direct Originations Conventional 32 $ 70 $ 139 $ 121 $ 289 $ Government 30 41 60 75 153 Jumbo - - - - - Total 62 $ 111 $ 199 $ 196 $ 442 $ Total acquisitions/originations 15,927 $ 17,958 $ 19,448 $ 16,614 $ 24,125 $ UPB of loans fulfilled for PMT 5,408 $ 7,512 $ 9,056 $ 8,136 $ 10,741 $ 2Q18 3Q18 4Q18 1Q19 2Q19 Consumer Direct Fundings HELOC - $ - $ - $ 1 $ 1 $

25 Interest Rate Locks by Product First Lien Locks Note: Figures may not sum exactly due to rounding (1) Consists of prime jumbo and non-QM loans Unaudited ($ in millions) Correspondent Locks Delegated Conventional Conforming 5,979 $ 8,392 $ 9,639 $ 8,974 $ 12,628 $ Delegated Government 10,082 9,146 8,962 7,385 12,028 Delegated Non-Agency(1) 50 20 11 13 14 Non-Delegated 121 157 227 360 636 Total 16,232 $ 17,714 $ 18,839 $ 16,732 $ 25,307 $ Consumer Direct Locks Conventional 1,018 $ 1,106 $ 925 $ 1,103 $ 1,413 $ Government 625 659 735 1,226 1,938 Jumbo 29 24 13 11 6 Total 1,672 $ 1,789 $ 1,673 $ 2,340 $ 3,357 $ Broker Direct Locks Conventional 50 $ 131 $ 195 $ 187 $ 461 $ Government 51 65 84 133 249 Jumbo - - - - - Total 101 $ 196 $ 279 $ 321 $ 710 $ Total locks 18,005 $ 19,699 $ 20,791 $ 19,393 $ 29,373 $ 2Q18 3Q18 4Q18 1Q19 2Q19

26 Credit Characteristics by Acquisition / Origination Period Correspondent Consumer Direct Broker Direct 2Q18 3Q18 4Q18 1Q19 2Q19 Government-insured 697 699 700 699 698 Conventional 748 748 751 750 755 Weighted Average FICO 2Q18 3Q18 4Q18 1Q19 2Q19 Government-insured 43 44 44 44 43 Conventional 37 38 38 38 36 Weighted Average DTI 2Q18 3Q18 4Q18 1Q19 2Q19 Government-insured 709 700 696 699 703 Conventional 736 731 730 733 738 Weighted Average FICO 2Q18 3Q18 4Q18 1Q19 2Q19 Government-insured 43 44 44 44 43 Conventional 38 38 38 37 37 Weighted Average DTI 2Q18 3Q18 4Q18 1Q19 2Q19 Government-insured 680 684 689 680 697 Conventional 751 751 746 742 752 Weighted Average FICO 2Q18 3Q18 4Q18 1Q19 2Q19 Government-insured 46 44 45 45 44 Conventional 37 37 38 38 37 Weighted Average DTI